EXHIBIT 99.1

Q1 2004 Earnings Conference Call April 29, 2004

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to, and purchases by, customers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the ability to utilize Section 29 tax credits and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against or damage due to terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counter parties, and the continued ability of such parties to perform their obligations to the Company. This press release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Participants Dave Meador Senior Vice President & Chief Financial Officer Mike Champley Senior Vice President - Regulatory Affairs Dan Brudzynski Vice President & Controller Nick Khouri Vice President & Treasurer Peter Pintar Director of Investor Relations

Overview Q1 operating earnings lower year-over-year due to Electric Choice impacts, lower synfuel production and lower trading earnings Detroit Edison earnings, without PA 141 regulatory deferrals is down almost 6% to $17M Continued balance sheet strength Progress on the legislative and regulatory fronts Expected future growth at the non-regulated businesses Synfuel sales program proceeding as planned

Outline Q1 2004 Earnings Review Legislative / Regulatory Update Non-Regulated Update

Q1 2004 Operating Performance Business Unit View Regulated Non Regulated Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.35 $0.44 $0.13 ($0.03) $0.09 $0.23 $0.15 $0.01 $0.01 $0.05 ($0.02) $0.03 $0.00 ($0.03) $0.89 Overheads & Other ($0.04) $0.41 * Reconciliation to GAAP reported earnings included in the appendix

Operating Earnings (after tax)* DTE Energy Q1 2004 Holding Company Regulated Electric Non- Regulated** Regulated Gas Q1 2004 Normal weather Continued impacts from Electric Choice Lost margin Regulatory assets Choice transition charge Detroit Edison interim rate order Base rate increase PSCR Reinstatement Change in synfuel production profile Earnings Per Share* $151 Key Drivers: ($ millions) * Reconciliation to GAAP reported earnings included in the appendix ** Includes Energy Technology Investments *** 170M average shares outstanding $70 $46 $0.89*** $41 ($4)

Q1 2003 Net Income Bundled Sales Growth Choice Margin Loss PCR Rate Reduction Interim Relief Power Supply Pension Health Care Int O*M East 18 18 4 9 17 West 5 19 -15 -7 5 5 9 8 North 17 4 -8 -7 -4 -4 24 Regulated Electric Q1 2003 vs. Q1 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Bundled Sales Growth Choice Margin Loss PSCR Rate Reduction Pension /Health Care Interest /Taxes /Other O&M Timing Q1 2003 Interim Relief Power Supply (2003 price spike) Q1 2004 Operating income, before regulatory assets, is flat year over year. Choice margin loss is a major impact in the quarter-over- quarter variance The interim order resulted in a net revenue reduction in the quarter with a 2 month PSCR factor decrease and 1 month rate increase Lower borrowing costs, lower taxes, cost reductions and retimings Process for regulatory asset recovery is currently a subject of the rate case $35 $18 Reg Asset $17 $5 ($19) ($19) $8 $12 ($9) $13 $8 $41 $17 Reg Asset $24 ($11)

Power Supply Cost Recovery (PSCR) Reinstated The interim rate order mandated a decrease in the PSCR factor for all retail customers effective Jan 1, 2004 For the period Jan 1 - Feb 20*, all customers were given a rate reduction associated with the PSCR restart With the interim order, an equal and offsetting increase in base rates for capped customers For uncapped customers base rates were increased as detailed in the interim order, bringing overall tariffs above previous levels During the rate freeze Choice wholesale mitigation margin were retained by the company, but will now be used to reduce PSCR costs The MPSC Staff recommended Detroit Edison retain wholesale margin on Choice mitigation sales The ultimate resolution of the use of Choice wholesale sales will not be determined until the final rate order which is expected in September 2004 * Date of interim order

The PSCR Will Levelize Power Supply Cost Throughout the Year Jan Feb March April May Jun Jul Aug Sep Oct Nov Dec over under 4 3 3 5 3 -11 -18 -18 9 5 4 11 PSCR Over / Under Recovery Illustrative Jan Feb March April May Jun Jul Aug Sep Oct Nov Dec over under 4 7 10 15 18 7 -11 -29 -20 -15 -11 0 Cumulative PSCR Over / Under Recovery Illustrative Over Recovery Under Recovery Over Recovery Under Recovery ($ Millions) The PSCR will levelize the average cost of power supply throughout the year. Costs are typically higher in summer Normally the PSCR mechanism reduces margins and earnings in the non summer months and increases income in the summer months, netting to zero by year end The PSCR was frozen in 2003, therefore throughout 2004 there will be year-over-year variance caused by the reinstatement of the PSCR

Regulated Gas Q1 2003 vs. Q1 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Relatively normal weather in 2004 versus colder than normal in 2003 Higher uncollectables due to higher gas prices Lower effective tax rate, lower property taxes, partially offset by health care and pension costs Q1 2003 Net Income Weather Uncollectables Taxed & Other East 76 71 62 62 69 West 5 9 7 North Weather Q1 2003 Uncollectables Taxes & Other Q1 2004 $76 ($5) ($9) $8 $70

Non-Regulated Q1 2003 vs. Q1 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Total year non-regulated earnings expectations remain at $194-249M Lower year-over-year synfuel production, due to optimization of our tax position, and a higher level of capacity sold While Energy Trading/CoEnergy earned $9M in Q1 2004, year-over-year earnings declined $19M due primarily due to higher margins in Q1 2003 Profitability at the Coke Batteries, taking advantage of substantially higher coke prices Q1 2003 Net Income Synfuel Trading 2003 Spike Coke Other Q1 2004 East 80 66 47 47 46 46 West 14 19 5 6 North Synfuels Q1 2003 Energy Trading /CoEnergy Coke Batteries Other - Primarily Overheads Q1 2004 $80 ($14) $46 ($19) $5 ($6)

Continued Balance Sheet Strength Improved balance sheet strength is a key strategic goal for DTE Leverage ended Q1 at 49%*, compared to Q1 2003 leverage of 51% Pension contribution in Q1 2004 of $170M was funded with 4.3M shares of common stock Liquidity position of almost $900M of borrowing power Cash flow metrics projected to improve with resolution of the rate cases and synfuel cash flow * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments

Cash Flows Cash from Operations $141 Capital Expenditures (211) Dividends (86) Asset Sales 612 Cash Flow $472 ($ millions) Q1 2003 Synfuel Production Payment* Adjusted Cash from Operations 16 $157 * Accounted for as 'investing activity' Cash improved in Q1 2004 compared to last year. Some of the improvement was timing- related, but a portion is expected to flow through for the full year Adjusted cash from operations was up $149M from the prior year. One time items include: Cash pension contribution in 2003 ($222M) One-time 2003 corporate tax payout in 2004 ($145M) For the full year, cash and capital spending will depend on successful resolution of the rate cases and continued synfuel sales $280 (179) (87) 31 $71 Q1 2004 26 $306

Capital Expenditures Capital spending was below prior year, led by a $23M reduction in environmental spending We intend to match actual 2004 capital spending with available cash flows. Until utility rate cases are resolved, capital spending will remain at 2003 levels Detroit Edison Detroit Edison - NOx MichCon Non Regulated Total ($ millions) $129 5 11 18 $135 28 12 20 $211 Q1 2003 Q1 2004 Corporate 16 $179 16

Outline Q1 2004 Earnings Review Legislative / Regulatory Update Non-Regulated Update

Regulatory and Legislative Update On February 20, the MPSC issued its order granting Detroit Edison interim rate relief of $278M* On March 5, the MPSC Staff recommended $441M* in final rates as well as a number of changes to the Electric Choice program Throughout Q1 the Michigan Senate Technology and Energy Committee held hearings regarding Electric Choice reform The Michigan CLEAR Coalition (www.clearmichigan.org) has been very successful in raising public awareness of the need for Electric Choice reform. Over 14,000 individual citizens and 150 businesses/organizations have joined the effort * Additional details are included in the appendix

Regulatory Calendar Detroit Edison Interim Order Issued February 20, 2004 Staff Recommendation for Final Rates Issued March 5, 2004 Proposal for Decision June 30, 2004 Final Order September 2004 MichCon Staff Interim Report & Intervenor Testimony May 3, 2004 Interim Briefs June 15, 2004 Interim Reply Briefs June 30, 2004 Interim Order Anticipated late July Proposal for Decision November 10, 2004 Final Order Anticipated January 2005

Legislative Update The Michigan Legislature is currently considering reform of Electric Choice legislation Desired principles of legislation: Level playing field Reasonable return to service provisions Reserve margins for all suppliers Transition charges to recover Choice lost margin Address interclass rate subsidies Social costs, such as environmental and low income fund, born by all customers We expect that legislation will be introduced soon and passed this year The current session runs through early July; the fall session starts in September but breaks for the election

2004 Electric Choice Margin Impact and Recovery Pre-Interim Order Period (Jan - Feb) Anticipated Recovery Regulatory Asset Deferrals Choice Lost Margin* Regulatory Asset Deferrals Transition Charge Base Rates Anticipated Recovery Choice Lost Margin* Interim Order to Final Order Period (Feb - Sep) * Estimated 2004 Choice Lost Margin: $200-220M

Electric Choice Margin Impact and Recovery Post Final Order/Legislation Anticipated Recovery Base rates Transition charges Mitigation sales Rate deskewing Regulatory assets Return to service provisions Market prices Choice Lost Margin Choice Margin Drivers & Recovery Methods

Outline Q1 2004 Earnings Review Legislative / Regulatory Update Non-Regulated Update

Non-Regulated Business Remain on Track for 2004 Targets Synfuel sale program is proceeding as planned The tight market for coke continues, yielding near-term upside and potential long-term contracts On Site energy project with major manufacturer is expected to close in early May 2004 In negotiations to develop additional waste coal sites Despite quarter-over-quarter decline, Energy Trading remains on track for the year 2004E Synfuels $150-190 Coke Batteries 6-8 On Site Energy Projects 18-22 Power Generation (16) Coal Services 14-16 Biomass Energy 6 Energy Trading & CoEnergy Portfolio 35-40 Energy Resources overhead & interest (33) Upstream & Midstream Gas 18-20 DTE Energy Technologies (4) Energy Technology Investments & Other - Total $194-249 Operating Earnings (after tax)* ($ millions) Energy Resources Subtotal $180-233

Synfuel Update Audits successfully completed at four facilities Reconfirming PLRs attained on two recently sold facilities Serious sales discussions with three prospects are underway Currently 66% of capacity is sold Facilities will not run until sold, resulting in back-end loaded earnings in 2004 Bottom-end of guidance ($150M) represents only one additional facility being sold this year Synfuel Earnings Distribution ($ millions) * Q1 actuals, Q2-Q4 Estimates Q1 Q2 Q3 Q4 2003 2004* Total Year $197 $150- 190 2004 Potential Net Income Range

Summary Q1 earnings continue to demonstrate the need for Electric Choice reform and rate relief Progress continues on the regulatory and legislative fronts Continued focus on balance sheet strength Non-Regulated earnings remain on track Upcoming events: Annual Shareholder Meeting at 10am today AGA Presentation - Monday, May 3 at 4pm (EST) Both events webcast at www.dteenergy.com/investors

Appendix

Lost Margin and PA 141 Regulatory Assets At the end of Q1, Choice volume was ~9,400 gWh Total regulatory assets booked in Q1 was $37M Regulatory asset for Choice lost margin will continue in 2004, given the small transition charge in interim order Remaining PA 141 regulatory assets will be booked only for capped customers 2004 Q1 Q1 Q2 Q3 Q4 Total $25 $6 $6 $8 $38 $58 4 4 3 4 10 21 4 14 9 10 10 43 4 2 2 5 9 18 $37 $26 $20 $27 $67 $140 2003 Choice Regulatory Asset Choice Implementation Costs Environmental Compliance Other Total Regulatory Assets Regulatory Assets Choice Lost Margin $50 $20 $25 $35 $40 $120 ($ millions, pre-tax)

Key Electric Choice Statistics Calendar Year Statistics: 2001 2002 2003 2004E Choice Volumes - Calendar Year (Gwh) 1,085 2,990 6,200 9,000-9,500 % of Total Load 2% 6% 12% 18% Calendar Year margin loss (pre tax) $15 $50 $120 $200-220 Calendar Year margin loss (after tax) $10 $33 $78 $130-143 Year over Year margin loss (after tax) $23 $45 $85-98 Choice PA141 Regulatory Asset (pre tax) $10 $58 TBD Choice PA141 Regulatory Asset (after tax) $7 $38 TBD Choice Transition Charge TBD Bundled Price Increase TBD Choice Income Impact with regulatory asset offset (after tax) $26 $40 Year End "Run Rate" Statistics: Choice Volumes - Year end rate annualized (Gwh) 1,200 3,600 9,000 TBD % of Total Load 2% 7% 17% TBD Year end "exit" margin annualized loss (pre tax) $65 $190 TBD Year end "exit" margin annualized loss (after tax) $42 $124 TBD ($ millions)

In Michigan There is Growing Consensus That Electric Choice Reform is Needed CLEAR Coalition includes Michigan citizens, businesses, consumer and community organizations formed to urge the legislature to fix the problems with PA 141 More than 14,000 individual citizens have joined CLEAR CLEAR has more than 150 business/organization members 21,000 e-mails have been sent to state legislators Governor Granholm has now received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails received over 2,300 e-mails

Rate Relief Requests Facts Facts MichCon Filed on September 30, 2003 Requested $194M in total relief; $154M interim relief, effective no later than April 1, 2004 11.5% ROE, 50/50 capital structure Proposed ROE sharing provision to align incentives Detroit Edison (base case) Filed on June 20, 2003 Requested $416M in total base rates Requested $109M regulatory asset surcharge Interim Relief request: $378M with PSCR adjusted for choice program $504M without PSCR adjusted for choice program Effective no later than January 1, 2004 11.5% ROE, 50/50 capital structure Proposed ROE sharing provision to align incentives

Summary of Detroit Edison Interim Rate Order Granted $278 million in interim relief $248 million base rate increase $30 million of transition charge revenue from Choice customers Interim increase reduced by $126M due to the PSCR reinstatement for a net increase of $152M Increases 2004 net revenues by $51 million, due to impact of rate caps, effective date, PSCR adjustment and allocation between Choice and full service customers Began to address Choice issues by implementing a transition charge and eliminating transition credits for Choice customers

Recommendations from Staff Filing on Detroit Edison Final Rates Capital structure of 54% debt, 46% equity 11.0% ROE, $3.05B equity level Declined to endorse any earnings sharing mechanism Recommended an increase of $441M $275M* from base rates $58M from the retained benefit of mitigation sales $108M from regulatory asset recovery mechanisms Electric Choice Implementation Costs: surcharge to all customers Clean Air Act costs: surcharge collected from full service customers Prior period lost Choice Margin: Choice transition charge Recommended increase reduced by $126M due to the PSCR reinstatement, resulting in a net proposed increase of $315M * Based on revised MPSC Staff testimony (Aldrich) filed March 18, 2004, which increased the recommendation by $20M from the original filing

Proposed changes to the Electric Choice program Modifications of return to utility service provisions applicable to new Choice sales: Customers that leave for Electric Choice would not be able to return to Detroit Edison for three years Customers must provide twelve months notice prior to retuning to Detroit Edison Upon return, customers would be required to stay with Detroit Edison for twelve months Recovery of prospective stranded costs: Current inter-class rate subsidies to be recovered from full service customers (rate deskewing) No transition charge for Choice customers; mitigate future stranded costs by retaining economic benefit of 90% of wholesale power sales up to 110% of Choice sales volumes Recommendations from Staff Filing on Detroit Edison Final Rates (cont.)

MichCon - Rate Case Summary Case filed September 30, 2003 Seeking $194M final rate increase; $154M interim rate increase Significant increase in routine and mandated infrastructure improvements Increased operating costs and employee pension and healthcare costs Lower margins due to decline in customer consumption and current economic conditions Immediately address current cost pressures and cash flow issues Ability to fund continued safe & reliable system operation at reasonable prices, as well as fund mandated safety & security programs Provide shareholders a fair opportunity to earn a return on equity commensurate with the risks relative to the operating and financial environment Facts Key Cost Drivers Goals

DTE Energy 2004 Cash Flows Cash from Operations $950 $800 Capital Expenditures (751) (750) Dividends (346) (353) Asset Sales 669 40 Cash Flow $611 ($ millions) $12 2003A Low Synfuel Production Payment* Adjusted Cash from Operations 89 175 $1,039 $975 $1,050 (1,060) (353) 40 $2 High 225 $1,275 2004E * Accounted for as 'investing activity' Cash Improvement Initiative 100 100

DTE Energy Capital Expenditures Detroit Edison NOx MichCon Non Regulated & Corporate* Total ($ millions) $672 38 139 211 $1,060 2004E Capital Expenditures (2004 Based on Rate Case Filings) * 2004 includes $55M of corporate capital $516 64 98 73 $751 2003A

Synfuel Portfolio Ownership Interest Manufacturer Yearly Production Capacity (000 tons) Sold Facilities Belews Creek 1% EarthCo 2,960 Buckeye (2) 1% EarthCo 5,920 Clover 5% EarthCo 2,640 Smith Branch 5% EarthCo 2,750 14,270 Retained Facilities Indy Coke 100% EarthCo 2,640 Red Mountain 100% Covol 1,577 River Hill 100% Covol 1,577 Utah 100% Covol 1,600 7,394

Synfuel Results Synfuels Produced (millions of tons) Synfuels Net Income ($millions) 4.3 4.4 1.6 3.2 Q1 Q2 Q3 Q4 2003 54 70 26 47 Q1 Q2 Q3 Q4 2003 Q1 3.0 2004 40 Q1 2004

Long-Term Synfuel Net Cash Flow Outlook 2004E 2005E 2006E 2007E 2008E Synfuel Cash Flow 90 Tax Credit Carryforward Utilized* $135 $355 $380 $390 $45 0 90 130 140 $135 $445 $510 $530 $135 ($ millions) * Includes annual tax credits generated from ongoing minority interest ownership Net Cash Flow 2005 cash improvement driven by higher tons produced and higher after-tax cash value per credit Using a discount rate between 6-9% produces a per share value between $8-9

CoEnergy Portfolio terminated an out-of-market, seasonal gas exchange contract and significantly reduced the quantities of gas under a long-term transportation contract This transaction resulted in a one-time, non-operating gain as follows: $ in millions Exchange Transport Pre-tax After-tax Write-off of balance upon termination ($12) $86 Contracts Asset/(Liability) Gain on Termination DTE Energy Trading / CoEnergy Portfolio- Contract Termination $74 $48

Holding Company Quarterly Effective Tax Rate Adjustment Each quarter an accounting adjustment is made to reconcile back to DTE's overall effective rate for the year The effective tax rate adjustments net to zero for the total year This adjustment is recognized in reported earnings but is removed from operating earnings Variables which affect this adjustment include: the amount and profile of pre-tax earnings the level and calendarization of tax credits generated Changes in the synfuel production profile significantly impacted the adjustments in 2003 $ millions (45) (107) 82 70 Q1 Q2 Q3 Q4 2004 2003 (6)

Reconciliation of Operating Earnings to Reported Earnings